                                                                    Exhibit 10.1


================================================================================

                               AMENDMENT NO. 1 TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                                  BY AND AMONG

                             HEALTH CARE REIT, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                     AS ADMINISTRATIVE AGENT FOR SUCH BANKS,

                         DEUTSCHE BANK SECURITIES INC.,
                              AS SYNDICATION AGENT

                                       AND

                                UBS WARBURG LLC,
                             AS DOCUMENTATION AGENT

                                  MAY 15, 2003

================================================================================

                          KEYBANK NATIONAL ASSOCIATION
                                       AND
                         DEUTSCHE BANK SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

         AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT (this "AMENDMENT NO. 1"), made as of the 15th day of May, 2003, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, THE "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:

         WHEREAS:

         (A) The "Original Borrowers" set forth on Exhibit 1 annexed hereto (the "ORIGINAL BORROWERS"), the Agent, Deutsche Bank Securities Inc., as Syndication Agent, UBS Warburg LLC, as Documentation Agent and the banks signatory thereto entered into a certain Amended and Restated Loan Agreement dated August 23, 2002 (the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred to as the "LOAN AGREEMENT");

         (B) Pursuant to subsection 7.8(b) of the Original Loan Agreement, HCRI is required to cause each newly-created Subsidiary to become a party to the Loan Agreement and in connection therewith, the Original Borrowers desire that each such newly-created Subsidiary listed on Exhibit 1 under the caption "ADDITIONAL BORROWERS" be added as a "Borrower" under the Loan Agreement;

         (C) The Borrowers wish to amend the Original Loan Agreement to, among other things, (i) increase the Total Revolving Credit Commitment, and (ii) extend the Revolving Credit Commitment Termination Date, and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth;

         (D) Certain of the Banks desire to increase their respective Revolving Credit Commitment to the amount set forth opposite their name on their respective signature page hereto and the Borrowers desire to accept such increased Revolving Credit Commitments; and

         (E) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. CHANGE IN REVOLVING CREDIT COMMITMENTS; ADDITIONAL
                    BORROWERS.

                  SECTION 1.1 REVOLVING CREDIT COMMITMENTS. From and after the date hereof, for purposes of the Loan Agreement, the Revolving Credit Commitment of each Bank shall be the amount set forth opposite such Bank's name on the signature pages hereto under the caption "Revolving Credit Commitment" as such amount may be increased or reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of its respective Revolving Credit Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

                  SECTION 1.2 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrowers from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Revolving Credit Commitments, after giving effect to the increased amount of the Revolving Credit Commitments of certain of the Banks hereunder. The Borrowers agree and consent to the terms of this Section 1.2.

                  SECTION 1.3 ASSUMPTION BY ADDITIONAL BORROWERS. The Additional Borrowers hereby: (i) agree to be a party to the Original Loan Agreement as amended hereby; (ii) assume, on a joint and several basis with the Original Borrowers, all of the Obligations of a "Borrower" under the Loan Agreement; (iii) agree to be bound as a "Borrower" by all of the terms of the Loan Agreement and to perform and discharge all of the obligations of a Borrower contained in or arising under the terms of the Loan Agreement; and (iv) agree that the terms "Borrower(s)" and "Loan Party(ies)" are deemed to include each of the Additional Borrowers.

                  SECTION 1.4 RELEASE OF CERTAIN ORIGINAL BORROWERS. From and after the date hereof, each of HCRI Broadview, Inc., HCRI Westlake, Inc., HCRI Beachwood, Inc. and HCRI Westmoreland, Inc. (i) shall no longer be bound as a "Borrower" under the Loan Agreement, (ii) each such entity is hereby released and discharged from all of the obligations of a "Borrower" contained in and arising under the terms of the Loan Agreement and the other Loan Documents to which each is a party, and (iii) none of the foregoing entities may receive the benefit, directly or indirectly, of any of the proceeds of the Loans under the Loan Agreement.

         ARTICLE 2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT; SUBSTITUTED NOTES.

                  SECTION 2.1 The Original Loan Agreement is hereby amended as follows:

                  (a) The second "WHEREAS" clause appearing on page one of the Original Loan Agreement is amended by deleting the amount "One Hundred Seventy-Five Million ($175,000,000) Dollars" appearing therein and substituting therefor the amount "Two Hundred Twenty-Five Million ($225,000,000) Dollars".

                  (b) The phrase "the aggregate amount set forth opposite such Bank's name on the signature pages hereof under the caption 'Revolving Credit Commitment'" appearing in the definition of the term "Revolving Credit Commitment" in Article 1 shall be deemed to refer to the amount set forth opposite each Bank's name on the signature pages hereto.

                  (c) The definition of "Revolving Credit Commitment Termination Date" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                                    "'Revolving Credit Commitment Termination
         Date' - initially, May 15, 2006, or any later date established in accordance with Section 2.23 hereof."

                  (d) The definition of "Total Revolving Credit Commitment" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'Total Revolving Credit Commitment' - the aggregate obligation of the Banks to make Loans hereunder up to the aggregate amount of Two Hundred Twenty-Five Million ($225,000,000) Dollars."

                  (e) Subsection 2.4(a) is deleted in its entirety and the following is substituted therefor:

                                    "(a)     The Loans made by each Bank shall
         be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A annexed to Amendment No. 1 to Amended and Restated Loan Agreement dated as of May 15, 2003 ("AMENDMENT NO. 1") by and among the Borrowers, the Agent and the Banks party thereto (each, a "SUBSTITUTED NOTE" and, collectively, the "SUBSTITUTED NOTES"). Each Substituted Note shall be dated the date of Amendment No. 1, shall be payable to the order of such Bank in a principal amount equal to such Bank's Revolving Credit Commitment as in effect on the date of Amendment No. 1, and shall otherwise be duly completed. The Substituted Notes shall be payable as provided in Sections 2.1 and 2.5 hereof."

                  (f) Section 2.23 is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                           "Subject to the following provisions, the Borrowers
shall have the option to extend the Revolving Credit Commitment Termination Date to May 15, 2007."

                  (g)      A new Section 2.24 is added reading as follows:

                  "SECTION 2.24      INCREASE IN TOTAL REVOLVING CREDIT
COMMITMENT.

                           "(a)     The Borrowers may one time, at their sole
         expense and effort and after consulting with the Agent, request: (i) one or more Banks acceptable to the Agent to increase (in the sole and absolute discretion of each such Bank) the amount of their respective Revolving Credit Commitments, and/or (ii) one or more other lending institutions acceptable to the Agent (each, a "NEW

         LENDER") to become "Banks" and extend Revolving Credit Commitments hereunder (each such existing Bank and each New Lender being referred to as a "PROPOSED LENDER"). To request an increase pursuant to this
         Section 2.24 (the "COMMITMENT INCREASE"), the Borrowers shall submit to the Agent a written increase request signed by the Borrowers and in form approved by the Agent (the "INCREASE REQUEST"), which shall specify, as the case may be: (A) each such existing Bank and the amount of the proposed increase to its Revolving Credit Commitment, or (B) the proposed Revolving Credit Commitment for each New Lender. Promptly following receipt of the Increase Request, the Agent shall advise each Proposed Lender of the details thereof.

                           (b) If one or more Proposed Lender(s) shall have unconditionally agreed to such Increase Request in a writing delivered to the Borrowers and the Agent at any time prior to the 30th day following the date of the delivery to such Proposed Lenders(s) of the Increase Request (each such Proposed Lender being hereinafter referred to as an "INCREMENTAL LENDER"), then: (x) each such Incremental Lender which shall then be an existing Bank shall have its Revolving Credit Commitment increased by the amount set forth in the Increase Request, and (y) each such Incremental Lender which shall then be a New Lender shall be and become a "Bank" hereunder having a Revolving Credit Commitment equal to the amount set forth in such Increase Request, provided, however, that (1) immediately before and after giving effect thereto, no Default shall or would exist, (2) each such Incremental Lender shall have executed and delivered to the Agent a supplement to this Agreement providing for its increased Revolving Credit Commitment or its Revolving Credit Commitment, as applicable, in form approved by the Agent, (3) immediately after giving effect thereto, the aggregate amount of the Total Revolving Credit Commitment shall not exceed $300,000,000, (4) the increase of the Total Revolving Credit Commitment specified in the Increase Request shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (5) the Revolving Credit Commitment extended by each Incremental Lender which is a New Lender shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (6) the Commitment Increase shall not be permitted hereunder unless consummated on or prior to December 31, 2003.

                           (c) Simultaneously with the Commitment Increase under this Section 2.24, each Incremental Lender shall, to the extent necessary, purchase from each other existing Bank, and each other existing Bank shall sell to each Incremental Lender, in each case at par and without representation, warranty, or recourse (in accordance with and subject to the restrictions contained in Section 10.13), such principal amount of Loans of such other existing Bank(s), together with all accrued and unpaid interest thereon, as will result, after giving effect to such transaction, in each Bank's pro rata share of Loans outstanding being equal to such Lender's pro rata share of the Total Revolving Credit Commitment, provided that each such assignor Bank shall have received (to the extent of the interests, rights and obligations assigned) payment then due and owing of the outstanding principal amount of its Loans, accrued interest thereon, accrued fees, commissions and all other amounts payable to it under the Loan Documents from the applicable assignee Banks (to the extent of such outstanding principal and accrued interest, fees and commissions) or the Borrowers (in the case of all other amounts)."

                  SECTION 2.2 In order to evidence the Loans, as amended hereby, the Borrowers shall execute and deliver to each Bank, simultaneously with the execution and delivery hereof, a substituted promissory note payable to the order of such Bank in substantially the form of Exhibit A annexed hereto (each a "SUBSTITUTED NOTE" and collectively the "SUBSTITUTED NOTES"). Each of the Banks shall, upon the execution and delivery by the Borrowers of its applicable Substituted Note as herein provided, mark the Note delivered to it in connection with the Original Loan Agreement "Replaced by Substituted Note" and return it to the Borrowers.

                  SECTION 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Revolving Credit Commitment(s)", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Revolving Credit Commitment(s) as amended hereby, the Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by this Amendment No. 1, the Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                           (b)      All references in the Original Loan
Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

                           (c)      All references in the Substituted Notes to
the "Revolving Credit Commitment Termination Date" shall be deemed to refer to the Revolving Credit Commitment Termination Date as defined in this Amendment No. 1.

                  SECTION 2.4 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

                  ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

                  (a)      (i)      The Borrowers hereby confirm, reaffirm and
restate to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                           (ii)     Schedule 3.1 to the Original Loan Agreement
is hereby amended as set forth in the Addendum to Schedule 3.1 annexed hereto. Schedules 3.6 and 3.16 to the Original Loan Agreement are hereby deleted in their entirety and Schedules 3.6 and 3.16 annexed hereto are substituted therefor.

                  (b)      (i)      The execution, delivery and performance by
each Borrower of this Amendment No. 1 and the Substituted Notes are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 1 and the Substituted Notes are the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 1 and the Substituted Notes do not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

                  ARTICLE 4.  CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT.

                  This Amendment No. 1 shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                  (a) This Amendment No. 1 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and each Bank.

                  (b) The Borrowers shall have executed and delivered to each of the Banks its Substituted Note.

                  (c) The Borrowers shall pay to the Agents (i) all fees provided for in the fee letter dated April 14, 2003, and (ii) all other fees payable to the Banks in connection with this Amendment No. 1.

                  (d) The Agent shall have received a Compliance Certificate from the Borrowers dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 1, no Default or Event of Default shall exist, shall be true.

                  (e) The Agent shall have received copies of the following:

                           (i)      Copies of all action, corporate or
otherwise, taken by each of the Borrowers to authorize the execution, delivery and performance of this Amendment No. 1, the Substituted Notes and the transactions contemplated hereby, certified by its Secretary;

                           (ii)     A certificate from the Secretary of each
Original Borrower to the effect that its organizational documents delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that each such document is in full force and effect and is true and correct as of the date hereof;

                           (iii)    The organizational documents of the
Additional Borrowers, certified by the Secretary of State of their respective states of organization;

                           (iv)     Good standing certificates as of a recent
date, with respect to each of the Additional Borrowers from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                           (v)      An incumbency certificate (with specimen
signatures) with respect to each of the Borrowers.

                  (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 5. MISCELLANEOUS.

                  SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement" and "Note(s)" shall be deemed to refer, respectively, to the Original Loan Agreement, as amended by this Amendment No. 1 and the Substituted Note(s), (ii) the term "this Agreement" shall be deemed to refer to this Amendment No. 1; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Amendment No. 1.

                  SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  SECTION 5.3 COUNTERPARTS. This Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the date first above written.

                           HEALTH CARE REIT, INC.
                           HCRI PENNSYLVANIA PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, LTD.
                               BY HEALTH CARE REIT, INC.,
                               ITS GENERAL PARTNER
                           HCRI NEVADA PROPERTIES, INC.
                           HCRI LOUISIANA PROPERTIES, L.P.
                               BY HCRI SOUTHERN INVESTMENTS I, INC.,
                               ITS GENERAL PARTNER
                           HEALTH CARE REIT INTERNATIONAL, INC.
                           HCN ATLANTIC GP, INC.
                           HCN ATLANTIC LP, INC.
                           HCN BCC HOLDINGS, INC.
                           HCRI INDIANA PROPERTIES, INC.
                           HCRI INDIANA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.,
                               ITS MEMBER
                           HCRI LIMITED HOLDINGS, INC.
                           HCRI MASSACHUSETTS PROPERTIES, INC.
                           HCRI MASSACHUSETTS PROPERTIES TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI HOLDINGS TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI NORTH CAROLINA PROPERTIES, LLC
                               BY NORTH CAROLINA PROPERTIES I, INC.
                               ITS MEMBER
                           HCRI SOUTHERN INVESTMENTS I, INC.
                           HCRI TENNESSEE PROPERTIES, INC.
                           PENNSYLVANIA BCC PROPERTIES, INC.
                           HCRI KENTUCKY PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MASSACHUSETTS PROPERTIES TRUST II
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI SATYR HILL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                               HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI FRIENDSHIP, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                  HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI ST. CHARLES, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                  HCRI MARYLAND PROPERTIES, LLC
                                  ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                           HCRI MARYLAND PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI LAUREL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                  HCRI MARYLAND PROPERTIES, LLC
                                  ITS MEMBER
                           HCRI NORTH CAROLINA PROPERTIES I, INC.
                           HCRI NORTH CAROLINA PROPERTIES III, LP
                               BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                               ITS GENERAL PARTNER
                           HCRI NORTH CAROLINA PROPERTIES II, INC.
                           HCRI WISCONSIN PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSISSIPPI PROPERTIES, INC.
                           HCRI ILLINOIS PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSOURI PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI SURGICAL PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI TUCSON PROPERTIES, INC.

                           BY /S/ GEORGE L. CHAPMAN
                              --------------------------------------------------
                              CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 1 to Amended and Restated Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 1 to Amended and Restated Loan Agreement separately for each of the above named entities.

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$52,500,000                       KEY CORPORATE CAPITAL INC.,
                                    AS A BANK

PRO RATA SHARE OF AGGREGATE       By: /s/ F. Donald Kelly III
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name:  F. Donald Kelly III
                                      Title: Vice President
23.333333333%
                                  KEYBANK NATIONAL ASSOCIATION,
                                    AS ADMINISTRATIVE AGENT

                                  By: /s/ F. Donald Kelly III
                                      ------------------------------------------
                                      Name:  F. Donald Kelly III
                                      Title: Vice President

                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:
                                  Key Corporate Capital Inc.

                                  127 Public Square, MC:OH-01-27-0605
                                  Cleveland, Ohio 44114
                                  Attention: Healthcare Administrative Assistant

                                  Address for Notices:

                                  Key Corporate Capital Inc.
                                  127 Public Square, MC:OH-01-27-0605
                                  Cleveland, Ohio 44114
                                  Attention: Mr. F. Donald Kelly III

                                  Telecopier: (216) 689-5970

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$52,500,000                       DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS

PRO RATA SHARE OF AGGREGATE       By: /s/ Diane F. Rolfe
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name: Diane F. Rolfe
                                      Title: Vice President
23.333333333%
                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Deutsche Bank Trust Company Americas
                                  31 West 52nd Street
                                  New York, New York 10019
                                  Attention: Diane F. Rolfe
                                             Vice President

                                  Address for Notices:
                                  Deutsche Bank Trust Company Americas
                                  90 Hudson Street
                                  Jersey City, New Jersey 07302
                                  Attention: Roy Castrmonte

                                  Telecopier: (201) 593-2310

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$40,000,000                       BANK OF AMERICA, N.A.

PRO RATA SHARE OF AGGREGATE       By: /s/ Kevin Wagley
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name:  Kevin Wagley
                                      Title: Principal
17.777777778%
                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Bank of America, N.A.
                                  1850 Gateway Boulevard
                                  CA4-706-05-11
                                  Concord, California 94520-32282
                                  Ref: Credit Services, Health Care REIT
                                  Attention: Lynne Famularcano

                                  Address for Notices:

                                  Bank of America, N.A.
                                  1850 Gateway Boulevard
                                  CA4-706-05-11
                                  Concord, California 94520-32282
                                  Ref: Credit Services, Health Care REIT
                                  Attention: Lynne Famularcano

                                  Telecopier: (888) 969-9232

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$25,000,000                       BANK ONE, N.A.

PRO RATA SHARE OF AGGREGATE       By: /s/ Jan E. Petrik
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name:  Jan E. Petrik
                                      Title: First Vice President
11.111111111%
                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Bank One, N.A.
                                  600 Superior
                                  Cleveland, Ohio 44114
                                  Attention: Commercial Loan Operations

                                  Address for Notices:

                                  Bank One, N.A.
                                  Commercial Banking
                                  600 Superior
                                  Cleveland, Ohio 44114
                                  Attention: Ms. Jan Petrik

                                  Telecopier: (216) 781-4567

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$40,000,000                       UBS AG, CAYMAN ISLANDS BRANCH

PRO RATA SHARE OF AGGREGATE       By: /s/ Wilfred V. Saint
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name:  Wilfred V. Saint
17.777777778%                         Title: Associate Director
                                             Banking Products
                                             Services, US

                                  By: /s/ Patricia O'Kicki
                                      ------------------------------------------
                                      Name:  Patricia O'Kicki
                                      Title: Director

                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  UBS AG, Cayman Islands Branch
                                  c/o UBS AG, Stamford Branch
                                  677 Washington Boulevard
                                  Stamford, Connecticut 06901
                                  Attention: Sailoz Sikka

                                  Address for Notices:
                                  UBS Warburg LLC
                                  677 Washington Boulevard
                                  Stamford, Connecticut 06901
                                  Attention: Sailoz Sikka

                                  Telecopier: (203) 719-3888

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

REVOLVING CREDIT COMMITMENT:

$15,000,000                       COMERICA BANK

PRO RATA SHARE OF AGGREGATE       By: /s/ Alicia R. Thornwell-Autry
REVOLVING CREDIT COMMITMENTS:         ------------------------------------------
                                      Name:  Alicia R. Thornwell-Autry
6.666666667%                          Title: Assistant Vice President

                                  Lending Office for Base Rate Loans
                                  and LIBOR Loans:

                                  Comerica Bank
                                  Comerica Tower at Detroit Center
                                  500 Woodward Avenue
                                  Detroit, Michigan 48226
                                  Attention: Dawn Morgulec

                                  Address for Notices:

                                  Comerica Bank
                                  Comerica Tower at Detroit Center
                                  500 Woodward Avenue
                                  Detroit, Michigan 48226
                                  Attention: Dawn Morgulec

                                  Telecopier: (313) 222-3420

                             Health Care REIT, Inc.
    Signature Page to Amendment No. 1 to Amended and Restated Loan Agreement
                            Dated as of May 15, 2003

                                    EXHIBIT 1
            TO AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                  HEALTH CARE REIT, INC. AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                                LIST OF BORROWERS

                               ORIGINAL BORROWERS

NAME OF ORIGINAL BORROWER                                              STATE OF ORGANIZATION
-------------------------                                              ---------------------
Health Care REIT, Inc.                                                        Delaware
HCRI Pennsylvania Properties, Inc.                                          Pennsylvania
HCRI Texas Properties, Inc.                                                   Delaware
HCRI Texas Properties, Ltd.                                                    Texas
HCRI Nevada Properties, Inc.                                                   Nevada
HCRI Louisiana Properties, L.P.                                               Delaware
Health Care REIT International, Inc.                                          Delaware
HCN Atlantic GP, Inc.                                                         Delaware
HCN Atlantic LP, Inc.                                                         Delaware
HCN BCC Holdings, Inc.                                                        Delaware
HCRI Indiana Properties, Inc.                                                 Delaware
HCRI Indiana Properties, LLC                                                  Indiana
HCRI Limited Holdings, Inc.                                                   Delaware
HCRI Massachusetts Properties Trust                                        Massachusetts
HCRI Massachusetts Properties, Inc.                                           Delaware
HCRI Holdings Trust                                                        Massachusetts
HCRI North Carolina Properties, LLC                                           Delaware
HCRI Southern Investments I, Inc.                                             Delaware
HCRI Tennessee Properties, Inc.                                               Delaware
Pennsylvania BCC Properties, Inc.                                           Pennsylvania
HCRI Broadview, Inc.*                                                           Ohio
HCRI Westlake, Inc.*                                                            Ohio
HCRI Beachwood, Inc.*                                                           Ohio
HCRI Kentucky Properties, LLC                                                 Kentucky
HCRI Massachusetts Properties II                                           Massachusetts
HCRI Satyr Hill, LLC                                                          Virginia
HCRI Friendship, LLC                                                          Virginia
HCRI St. Charles, LLC                                                         Virginia
HCRI Maryland Properties, LLC                                                 Maryland
HCRI Laurel, LLC                                                              Maryland
HCRI North Carolina Properties I, Inc.                                     North Carolina
HCRI North Carolina Properties III, LP                                     North Carolina
HCRI North Carolina Properties II, Inc.                                    North Carolina
HCRI Wisconsin Properties, LLC                                               Wisconsin
HCRI Westmoreland, Inc.*                                                      Delaware
HCRI Mississippi Properties, Inc.                                           Mississippi

                              ADDITIONAL BORROWERS

NAME OF ADDITIONAL BORROWER                                            STATE OF ORGANIZATION
---------------------------                                            ---------------------
HCRI Illinois Properties, LLC                                                 Delaware
HCRI Missouri Properties, LLC                                                 Delaware
HCRI Surgical Properties, LLC                                                   Ohio
HCRI Tucson Properties, Inc.                                                  Delaware

* Released as a "Borrower" pursuant to the terms of Section 1.4 of this Amendment No. 1.

                           ADDENDUM TO SCHEDULE 3.1 TO
             AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                  HEALTH CARE REIT, INC. AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                    STATES OF ORGANIZATION AND QUALIFICATION,
                   AND CAPITALIZATION OF ADDITIONAL BORROWERS

HCRI ILLINOIS PROPERTIES, LLC

         (i)      State of Organization: Delaware

         (ii)     Capitalization: N/A

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: Illinois

         (v)      Subsidiaries: None

HCRI MISSOURI PROPERTIES, LLC

         (i)      State of Organization: Delaware

         (ii)     Capitalization: N/A

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: Missouri

         (v)      Subsidiaries: None

HCRI SURGICAL PROPERTIES, LLC

         (i)      State of Organization: Ohio

         (ii)     Capitalization: N/A

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: None

         (v)      Subsidiaries: None

HCRI TUCSON PROPERTIES, INC.

         (i)      State of Incorporation: Delaware

         (ii)     Capitalization: Authorized Common Stock - 100 shares
                                  Issued Common Stock - 100 shares

         (iii)    Business: Investments in health care facilities

         (iv)     States of Qualification: Arizona

         (v)      Subsidiaries: None

                                  SCHEDULE 3.6
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
              KEYBANK NATIONAL ASSOCIATION, AS ADMINISTATIVE AGENT

                         JUDGMENTS, ACTIONS, PROCEEDINGS

- Harry Young - HCRI has been named as a defendant in a suit in the Third Judicial Circuit, Madison County, Illinois in a case captioned Harry Young, Special Administrator of the Estate of Hazel Young vs. Cathedral Rock of West Granite City, Inc., d/b/a The Colonnades, et al., Case No. 01-L-1441. The Complaint alleges negligence and breaches of duty of care concerning care and treatment of a resident by a Tenant in the Tenant's facility. The Tenant is providing indemnification and a defense to HCRI. HCRI is being defended in this matter by Peter Krane, Esq., Armstrong Teasdale LLP, One Metropolitan Square, Suite 2600, St. Louis, MO 63102-2740. HCRI has moved to dismiss the Complaint because HCRI does not provide any care or treatment and did not owe a duty to the resident. HCRI believes plaintiffs' claims as to HCRI are meritless and HCRI will vigorously defend the suit.

- Carl Rutherford - HCRI has been named as a defendant in a suit in the Circuit Court for Roane County, Tennessee in a case captioned Carl Rutherford, as Administrator of the Estate of Mary Reid, Deceased vs. Royal Care of Harriman, Inc., aka Harriman Care & Rehabilitation Center, et al., Docket No. 12684. The Complaint alleges negligence and breaches of duty of care concerning care and treatment of a resident by a Tenant in the Tenant's facility. The Tenant is providing indemnification and a defense to HCRI. The HCRI is being defended in this matter by Richard C. May, Esq. and Loring Justice, Esq., Whelchel, May & Associates, P.O. Box 11407, Knoxville, TN 37939-1407. HCRI believes plaintiffs' claims as to HCRI are meritless and HCRI will vigorously defend the suit.

- Janace Ogle - HCRI has been named as a defendant in a suit in the Circuit Court for Sevier County, Tennessee in a case captioned Janace
         F. Ogle bnf Vicki Suttles vs. HQM of Pigeon Forge, LLC dba Pigeon Forge Care & Rehabilitation Center, et al., Docket No. 2002-0741. The Complaint alleges negligence and breaches of duty of care concerning care and treatment of a resident by a Tenant in the Tenant's facility. The Tenant is providing indemnification and a defense to HCRI. HCRI is being defended in this matter by Richard C. May, Esq. and Loring Justice, Esq., Whelchel, May & Associates, P.O. Box 11407, Knoxville, TN 37939-1407. HCRI believes plaintiffs' claims as to HCRI are meritless and HCRI will vigorously defend the suit.

- Sylvia Perkins - HCRI has been named as a defendant in a suit in the Superior Court of the Commonwealth of Massachusetts in a case captioned Sylvia Ure Tietjen-Perkins vs. Daniel J. Kane, et al., Case No. 02-1776-B. The Complaint alleges negligence and breaches of duty of care concerning care and treatment of a resident by a Tenant in the Tenant's facility. The Tenant is providing indemnification and a defense to HCRI. HCRI is being defended in this matter by Peter McCormick, Esq., Law Office of Peter Feeherry, 25 New Chardon Street, Boston, MA 02114. HCRI believes plaintiffs' claims as to HCRI are meritless and HCRI will vigorously defend the suit.

- Royal Care Litigation - HCRI has been named as a defendant in six separate suits filed in State Court in Tennessee filed by a seller of six facilities against HCRI and several other defendants. Each of the suits was filed in the Circuit Court for Bradley County, Tennessee on October 25, 2002 (Docket No. V02-923; Docket No. V02-920; Docket No. V02-939; Docket No. V02-921; Docket No. V02-922; and Docket No. V02-926). The Tenant is providing indemnity and a defense to HCRI. The plaintiff and Tenant have allowed all defendants to have extensions of time to answer the complaints because the plaintiffs and Tenant are attempting to negotiate a settlement of the dispute. HCRI believes plaintiffs' claims as to HCRI are meritless and HCRI will vigorously defend each of the suits.

- Windmoor - HCRI has been notified that it and other parties are the subject of a federal "qui tam" whistleblower lawsuit filed by an undisclosed relator in the Middle District of Florida, Tampa Division, under the federal False Claims Act, which claim relates to the appropriateness of Medicare reimbursement in the amount of approximately $2.6M resulting from the sale of two facilities in 1997. Possible penalties under the False Claims Act include treble damages. The action was filed under seal, which is the normal procedure for such "qui tam" cases, and further information is unavailable at this time. The United States Attorney's office is investigating the allegations, and has not made a decision whether the United States will join in the action. HCRI's attorneys are working with the federal government representatives to give them the information necessary to assess the allegations. It is HCRI's belief that the payments were appropriate and that the allegations are baseless. HCRI intends to fully defend against these claims.

                                  SCHEDULE 3.16
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
              KEYBANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

                             EMPLOYEE BENEFIT PLANS

         Health Care REIT, Inc. retirement and trust (401(k)) plan

         Health Care REIT, Inc. money purchase pension plan (merged into the retirement plan effective September 30, 2002)

         Health Care REIT, Inc. supplemental executive retirement plan

         Health Care REIT, Inc. group insurance benefit plan

                                    EXHIBIT A
            TO AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                  HEALTH CARE REIT, INC. AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT

                            FORM OF SUBSTITUTED NOTE

$____________                                           DATED: MAY 15, 2003

                  FOR VALUE RECEIVED, each of the undersigned (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of ___________________________ (the "BANK") on the Revolving Credit Commitment Termination Date, the principal sum of _____________________ ($__________)
Dollars, or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Loans outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Agreement and calculated as provided therein.

                  All indebtedness outstanding under this Substituted Note shall bear interest (computed in the same manner as interest on this Substituted Note prior to the relevant due date) at the applicable Post-Default Rate for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent, and all of such interest shall be payable on demand.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

                  Payments of both principal and interest on this Substituted Note are to be made to the office of KeyBank National Association, as Agent, at 127 Public Square, Cleveland, Ohio 44114-1306 or such other place as the holder hereof shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

                  This Substituted Note is one of the Substituted Notes referred to in, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated August 23, 2002, as amended by Amendment No. 1 to Amended and Restated Loan Agreement dated of even date herewith by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as so amended and as it may be further amended, modified or supplemented from time to time, the "AGREEMENT"). This Substituted Note supersedes and is given in substitution for the Note dated August 23, 2002 made by the Borrowers to the order of the Bank in the original principal amount of $___________ but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  The Bank is hereby authorized by the Borrowers to record on the schedule to this Substituted Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrowers and the amount of each payment or repayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrowers hereunder in respect of this Substituted Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

                  Upon the occurrence of any Event of Default, the principal amount and accrued interest on this Substituted Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

                  The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Substituted Note.

                  THIS SUBSTITUTED NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                         [Signatures on Following Page]

                           HEALTH CARE REIT, INC.
                           HCRI PENNSYLVANIA PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, LTD.
                               BY HEALTH CARE REIT, INC.,
                               ITS GENERAL PARTNER
                           HCRI NEVADA PROPERTIES, INC.
                           HCRI LOUISIANA PROPERTIES, L.P.
                               BY HCRI SOUTHERN INVESTMENTS I, INC.,
                               ITS GENERAL PARTNER
                           HEALTH CARE REIT INTERNATIONAL, INC.
                           HCN ATLANTIC GP, INC.
                           HCN ATLANTIC LP, INC.
                           HCN BCC HOLDINGS, INC.
                           HCRI INDIANA PROPERTIES, INC.
                           HCRI INDIANA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.,
                               ITS MEMBER
                           HCRI LIMITED HOLDINGS, INC.
                           HCRI MASSACHUSETTS PROPERTIES, INC.
                           HCRI MASSACHUSETTS PROPERTIES TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI HOLDINGS TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI NORTH CAROLINA PROPERTIES, LLC
                               BY NORTH CAROLINA PROPERTIES I, INC.
                               ITS MEMBER
                           HCRI SOUTHERN INVESTMENTS I, INC.
                           HCRI TENNESSEE PROPERTIES, INC.
                           PENNSYLVANIA BCC PROPERTIES, INC.
                           HCRI KENTUCKY PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MASSACHUSETTS PROPERTIES TRUST II
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI SATYR HILL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                               HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI FRIENDSHIP, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                               HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI ST. CHARLES, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                               HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI MARYLAND PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                           HCRI LAUREL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                  HCRI MARYLAND PROPERTIES, LLC
                                  ITS MEMBER
                           HCRI NORTH CAROLINA PROPERTIES I, INC.
                           HCRI NORTH CAROLINA PROPERTIES III, LP
                               BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                               ITS GENERAL PARTNER
                           HCRI NORTH CAROLINA PROPERTIES II, INC.
                           HCRI WISCONSIN PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSISSIPPI PROPERTIES, INC.
                           HCRI ILLINOIS PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSOURI PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI SURGICAL PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI TUCSON PROPERTIES, INC.

                           BY _________________________________________
                              CHIEF EXECUTIVE OFFICER

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Substituted Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Substituted Note separately for each of the above named entities.

                                                                      SCHEDULE A

                               PRINCIPAL PAYMENTS

                       Substituted Note dated May 15, 2003
                             payable to the order of

============================================================================================
                            Interest Period
                           (if other than a
             Principal         Base Rate            Amount           Unpaid
             Amount of         Loan) and         of Principal       Principal       Notation
Date           Loan          Interest Rate          Repaid           Balance        Made By
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

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